SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) April 22, 2003
                       -------------------
                  Commission File Number 1-5324
                             ------

                       NORTHEAST UTILITIES
                      --------------------
     (Exact name of registrant as specified in its charter)

       MASSACHUSETTS                           04-2147929
    ----------------------                   ---------------
(State or other jurisdiction of      (I.R.S. Employer incorporation or
     organization)                           Identification No.)

            174 BRUSH HILL AVENUE, WEST SPRINGFIELD,
            MASSACHUSETTS                 01090-0010
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 (Address of principal executive offices) (Zip Code)

                         (413) 785-5871
      (Registrant's telephone number, including area code)

                         Not Applicable
                         --------------
      (Former name or former address, if changed since last
                             report)




































ITEM 7.  Financial Statements and Exhibits

Exhibit 99.1   Northeast Utilities Press Release dated April 22, 2003.
Exhibit 99.2 Financial Report for the three and twelve month periods ending March 31, 2003.

ITEM 9.  Regulation FD Disclosure

     On April 22, 2003, Northeast Utilities issued a press release relating to its first quarter 2003 results. A copy of the press release is attached as Exhibit 99.1. Exhibit 99.1 and 99.2, which are incorporated in this Item 9 by reference thereto, are furnished pursuant to Regulation FD.


                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         NORTHEAST UTILITIES
                          (Registrant)


                         By:  /s/ Randy A. Shoop
                                  Name:  Randy A. Shoop
                                  Title:  Assistant Treasurer - Finance




Date:  April 22, 2003